IronNet™

Transforming Cybersecurity Through Collective Defense

Management Presentation

March 2021

Certain Disclosures and Other Considerations

Disclaimers

This presentation ("Presentation") is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between IronNet Cybersecurity Inc. ("IronNet") and LGL Systems Acquisition Corp. ("LGL") and the related transactions (the "Proposed Business Combination") and for no other purpose. Neither the Securities and Exchange Commission nor any securities commission of any other U.S. or non U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined that this Presentation is truthful or complete. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will LGL, IronNet or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents by responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither IronNet nor LGL has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of IronNet or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of IronNet and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Participants in Solicitation

LGL and IronNet and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of LGL's stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of LGL's directors and officers in LGL's filings with the Securities and Exchange Commission (the "SEC"), including LGL's registration statement on Form S-1, which was originally filed with the SEC on October 7, 2019. To the extent that holdings of LGL's securities have changed from the amounts reported in LGL's registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to LGL's stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which will be filed by LGL with the SEC.

Investors and security holders of LGL and IronNet are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about LGL and IronNet through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by LGL can be obtained free of charge by directing a written request to LGL at 165 W. Liberty St., Suite 220, Reno, NV 89501 or by emailing info@dfns.ai.

Forward-Looking Statements

Certain statements included in this Presentation that are not historical facts are forward looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should, should," would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of IronNet and LGL and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IronNet and LGL. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of IronNet or LGL is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to IronNet; risks related to the performance of IronNet's business and the timing of expected business or revenue

milestones; the effects of competition on IronNet's business; the amount of redemption requests made by LGL's stockholders; the ability of LGL or IronNet to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in LGL's annual report on Form 10-K filed with the SEC on March 19, 2020 under the heading "Risk Factors," and other documents LGL has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither LGL nor IronNet presently know, or that LGL nor IronNet currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LGL's and IronNet's expectations, plans or forecasts of future events and views as of the date of this Presentation. LGL and IronNet anticipate that subsequent events and developments will cause LGL' and IronNet's assessments to change. However, while LGL and IronNet may elect to update these forward-looking statements at some point in the future, LGL and IronNet specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LGL's and IronNet's assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underling such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation , and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Use of Data

The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. LGL and IronNet assume no obligation to update the information in this presentation.

Transaction Overview

Overview

- PIPE to facilitate LGL Systems Acquisition Corp. ("LGL", NYSE: DFNS) business combination with IronNet Cybersecurity, Inc. ("IronNet") at a total pro forma enterprise value of $927mm

Financing

- Existing shareholders will roll the entirety of their equity holdings into the combined company and are expected to receive ≈72% of the pro forma equity
- ≈$173mm LGL cash held in trust, assuming no redemptions
- $125mm, additional PIPE equity, 11% of pro forma equity
- ≈$267mm of cash on balance sheet expected at closing

Use of Proceeds

- Sales and marketing expansion, research and development to accelerate product offerings, and inorganic growth through accretive M&A
- Funded solely by LGL cash in trust and proceeds from the PIPE

Valuation

- Total pro forma enterprise value of $927mm
  - Represents 17.1x FY22E and 8.4x FY23E Revenue(1)
  - Implied pro forma equity value of $1.2bn
- Attractive valuation with transformational cybersecurity platform uniquely positioned to defend against rising threats

(1) Fiscal year ends Jan 31. CY21 approximates FY22, CY22 approximates FY23, etc. FY22E revenue of $54.2mm. FY23E revenue of $110.8mm.

LGL Systems Acquisition Corp.: Strong and Experienced Sponsor Partner

NYSE:DFNS

www.dfns.ai

LGL SYSTEMS ACQUISITION CORP.



Bob LaPenta

45 years of experience

Co-Founding Principal, L3 Technologies;
Founder of L-1 Identity Solutions;
Former Director of Leap Wireless



John Mega

40 years of experience

Founding Member, L3 Technologies



Robert LaPenta

25 years of experience

Co-Founder, Boundary Group;
Former VP of M&A and Corporate Strategy, L-1 Identity Solutions



Marc Gabelli

30 years of experience

President, GGCP

LGL Systems Sponsor Partner Group



Patrick Huvane
LGL Group



Timothy Foufas
LGL Group



Hendi Susanto
Cyber Technology, Gabelli



Tony Bancroft
Aerospace & Defense, Gabelli



Bob Jacobsen
Ex-President, Systems Division ("GCS") of L3



Matthew Moynahan
Ex-CEO, Forcepoint Cyber Security



Alan Carson
President , Envistacom



Nathan Miller
Portfolio Manager Aerospace Defense



Les Daniels
Operating Partner, AE Industrial



Jason Lamb
CEO, Hard Yards; DARPA



John Vonglis
A&D, Gabelli; Ex-CFO, DoE; Ex-CFO USAF

Independent Board



Mary Gallagher



Michael Martin



Michael Ferrantino

IronNet

Our Mission

IronNet

IronNet addresses a problem decades in the making with a differentiated solution - AI-driven behavioral analytics and Collective Defense

"We are on the brink of a digital arms race, where adversaries are using cybersecurity attacks as an element of national power for everything from destruction, to intelligence-gathering, to extortion-an existential economic threat. Attacks continue to grow in sophistication, size, and number, and are emerging as the biggest crisis of our generation."

- Former Director of NSA and Founder of U.S. Cyber Command



Exceptional Public Company Ready Leadership

Management



General (Ret.) Keith Alexander
Co-CEO and Chairman

World-leading cybersecurity expert; founder of U.S. Cyber Command



Bill Welch
Co-CEO and Board Member

Former President of Duo and COO of ZScaler



Jamie Gerber
Chief Financial Officer

Experienced financial leader

Board of Directors



Don Dixon
Co-Founder, Managing Director, ForgePoint Capital



Ted Schlein
Managing Partner, Kleiner Perkins



Mike McConnell
Former Director, National Intelligence, Former Director, National Security Agency



Mike Rogers
Former Chairman, House Permanent Select Committee on Intelligence



Jack Keane
Chairman, Institute for the Study of War, Retired Four-Star General, Former Vice Chief of Staff, US Army



André Pienaar
Managing Partner, C5 Capital



Jan Tighe
Retired Vice Admiral, Former Deputy Chief of Naval Operations for Information Warfare and Director, Naval Intelligence, US Navy



Mary Gallagher[1]
Board of Directors & Audit Committee Chairwoman, LGL
Former CFO of Sikorsky Aircraft

New Director

(1) Mary Gallagher is not currently a member of the board, but she is expected to be should the contemplated transaction consummate.

IronNet

IronNet at a Glance

IronNet is transforming cybersecurity through AI-driven behavioral analytics and Collective Defense

- **Introducing a fundamentally new layer of defense to address a $25B+ market**
- **The first network effect applied to the cybersecurity industry**
- **Leadership team uniquely capable of transforming the cybersecurity industry**
- **A powerful new business model**

$54M FY22E (Approx. CY21) Revenue	**78%** FY21E-FY25E Revenue CAGR	**74%** FY22E (Approx. CY21) Gross Profit Margin
90% Software Revenue	**81%** Private Sector Revenue	**39%** International Revenue
1.98T Data Flows Ingested in 2020	**112,806** Cumulative Threat Intel Reports developed	**2,098** IoCs(1) reported in 2020

Committed blue-chip investors

KLEINER PERKINS ForgePoint CAPITAL

Recognized by industry experts

Gartner. IDC Analyze the Future

Note: Fiscal Year ends January 31.
(1) Indicators of Compromise.

Current State of Security

Confluence of factors in cybersecurity driving need for IronNet's Network Detection Response solution

Increased Velocity of Attacks

- Cyber is an element of national power
- Cyber attack toolkits are easily available to malicious actors and constantly evolve making it nearly impossible to keep up

Network No Longer the Perimeter

- Cloud, IoT and SaaS applications have expanded the attack surface and cyber vulnerabilities
- Legacy methods of protecting the network perimeter like firewalls or endpoint security are no longer sufficient

Defense in Isolation is Failing

- Cyber is the only threat landscape in which individual enterprises defend against nation-states and criminals without help from the government or their peers
- Today's threat sharing is slow, manual, and selectively poor for forward defense

Current tools are rear-facing and insufficient

- $100B is spent on outdated tools that cannot identify or stop today's attacks
- Today's attackers target log managers, firewall, endpoints and other standard cyber security equipment, and most security analytics tools lack the ability to detect stealthy attacks

Scarcity of Qualified Human Capital

- 4 million+ estimated gap in demand for security professionals worldwide
- Enterprises cannot hire the talent needed to scale and keep up with advanced attacks

IronNet's Vision: Transforming Cybersecurity

A problem decades in the making is now addressed with a differentiated solution—AI-driven behavioral analytics and Collective Defense


IronNet

2010	2014	2016	2018	2020+
U.S. Cyber Command	***Founded***	***IronDefense***	***IronDome***	***Movement to Scale***
■ Deep analysis of network data ■ Cross-agency information sharing	■ Collective Defense taken to private sector ■ First patents filed	■ AI-driven Behavioral analytics applied to network detection ■ Proof of value	■ First companies join IronDome ■ Cornerstone customers for mission	■ Expand commercial footprint ■ Cornerstone to Community customer momentum

2010–2015
Advanced Persistent Threats

Buckshot Yankee · Deep Panda

2015–2020
+Ransomware

WannaCry · NotPetya

2020+
+Supply Chain Attack

SolarWinds / SUNBURST

The Value of Collective Defense



AI-Driven Behavioral Analytics Platform
1.98 Trillion
Flows Ingested
paloalto
Firewalls
CROWDSTRIKE
Endpoints
aws
Anti-Phishing
Mobile Devices
Antivirus
Network Deployed
Datacenter
Azure
Cloud Deployed
IronNet Digital Detect
SIEM
SOAR
4.6 Million
Alerts Detected with Behavioral Analytics
15,093
High Severity Alerts Prioritized with Expert System
8,601
Correlated Alerts
60% of your alerts are already being worked by others
IronDefense
IronDome
2,089
Indicators of Compromise Reported
IronNet
112,806
Cumulative Threat Intel Reports Developed

Notes: Represents full-year data for calendar year 2020 except for cumulative number.

Why IronNet Wins



Behavioral Analytics That Find What Others Cannot

- The most advanced attacks are new and can only be detected by identifying anomalies in how IT systems operate
- IronNet AI-driven behavioral analytics identify attack patterns that have penetrated the first line of network defense that signature-based detection cannot



Real-Time Sharing Across Companies That Others Cannot

- Unique IronDome Collective Defense enables automated, real-time and massively scalable sharing of behavioral intelligence across companies and sectors
- The unique characteristics of an attack are automatically shared with all members so the community can mutually aid in detection, remediation and mitigation of a threat at an enterprise, industry, and nation level



Adds Value to the Cyber Ecosystem That Others Cannot

- IronNet works with names like Crowdstrike, Zscaler, and Palo Alto Networks to identify behavioral threats that IronNet can see centrally from their source data
- Adds value by getting SOC analysts working together to defend in real time

IronNet Real-Time Success

Case Study:
SolarWinds / SUNBURST Attack



The Situation: First reported on December 13th, a widespread network intrusion based on a software supply chain compromise of SolarWinds. This attack targeted U.S. Government and U.S. commercial entities and continues to evolve

IRONNET RESULTS:

Increased visibility:

✓ In May 2020, IronNet detected the initial SUNBURST behavior on a customer's network using a DNS tunneling analytic. This same behavior was correlated across three customer environments at network speed. Customers were notified

Reduced impact:

✓ Based on IronNet analysis and continued assessment, no customer networks were compromised by the second stage deployments of SolarWinds. If such an attempt had been made, it likely would have been detected and actionable

Improved effectiveness

✓ This situation has provided a real world opportunity to work more closely with customer SOCs to upskill their use of AI-driven behavioral analytics and to broaden their situational awareness

"IronNet is a partner, not a vendor. You are the first call I make when I need support and a second set of eyes to help determine 'what's next'."

LARGE ENERGY UTILITY COMPANY

"We are trying to get Dome across 600 assets (in our portfolio). ***IronNet is 6x more accurate and faster at identification of threats... I'm actually turning off other tools in the data center because 80% of my processing is now cloud...*** *IronNet detected a sinister BotNet intrusion attempt into our [Global Investment Fund] perimeter. The alert allowed us to act fast and catch it on our Firewall before it got inside.* ***None of our other threat hunting tools sparked an alarm which may suggest we can turn some of them off and save some money as well by using IronNet."***

GLOBAL INVESTMENT FUND

IronNet is the Future of Security for the Enterprise

Transforming Cybersecurity through Collective Defense


IronNet
zscaler
CLOUDFLARE
FIREEYE
FORTINET
Forcepoint
proofpoint
Check Point
Symantec
BLUE COAT
servicenow
splunk
paloalto
f5
okta
CROWDSTRIKE

Defend in isolation

Secure the perimeter (endpoints, firewalls)

Many products / point solutions / manual

IronNet Addresses a Large and Rapidly Growing Market Opportunity

IronNet is a core security platform based on sophisticated AI-driven behavioral analytics powered through Collective Defense



($ in billions)
$10.0
$9.1
$2.8
$3.3
$25.3
$41.1
2020E-2024E CAGR: 12.9%
Serviceable Addressable Market(1)
Enterprise Endpoint
Web Security
Application Security
Global Total Addressable Market (2020E)
Global Total Addressable Market (2024E)
IronNet

Source: Gartner: Forecast: Information Security and Risk Management, Worldwide, 2018-2024, 4Q20 Update

(1) Summation of revenues generated from solutions for Security Information and Event Management (SIEM) Software, IDPS Equipment, Enterprise Data Loss Prevention, Threat Intelligence Software, Network Detection and Response, and Network Access Control.

A Cybersecurity Company with Proven Network Effects



AI-Driven Behavioral Analytics Platform
Industry-leading Detection Analytics
Expand Data Volumes and Types
Drive Data Coverage and Throughput
Share Knowledge at Scale Through Collective Defense
Improve ML through IoCs and TIRs
Network Effect of AI-Driven Behavioral Analytics
Growing Competitive Advantage
Customer-Centric Go-to-Market
Top Cornerstone Customers
Team with Cornerstone Customers to fill Community Domes
Drive Community CAC Down and LTV up with Scale
Customer-Supported Growth

IronNet's Go-to-Market Strategy

"Cornerstone Customer first" approach to dome-building encourages rapid adoption by Community Customers


Land
Expand
Multiply
1
2
3
IronNet "lands" Cornerstone Customer to establish a Dome
Cornerstone Customer leads to first Community Customers
Foothold with Cornerstone Customers expanded to follow-on, sector-leading Community Customers

IronNet

Dome Creation: Cornerstone and Community Customers

10,000+ potential Cornerstone customers with 100,000+ potential Community customers

Current & Identified Domes

Energy

Defense

Finance

Insurance

Multinational Software

Telecom

US States

Nations

IronDome


Energy
Enterprise
Oil & Gas

Relied on by Nations, States, and Enterprises for Cyber Defense

Both private and public sector customers trust IronNet for AI-driven behavioral analytics and Collective Defense

Enterprises

Top Global Technology Company

2 of the Top 3 Largest Hedge Funds

Large APJ Investment Fund with Portfolio Companies

A Top 5 Largest Investment Manager

8 of the Top 10 Energy Companies

Global European Bank

Global Consumer Products Company

Top Asian Mobile Phone Operator

Mid-size Bank Conglomerate

Government



Two DoD Branches

Four U.S. State Agencies

Partners

Carbon Black.
JUNIPER NETWORKS
Azure
paloalto NETWORKS
SentinelOne
CROWDSTRIKE
ForeScout
splunk
chronicle
IBM QRadar
SWIMLANE
Gigamon
servicenow
DEMISTO A PALO ALTO NETWORKS COMPANY
aws
Office 365
Check Point SOFTWARE TECHNOLOGIES LTD
ixia
Google Cloud

IronNet

Multi-Dimensional Innovation and Growth Strategy



Cloud Acceleration & Industry Tailwinds
Expansion within Existing Domes
Add New Cornerstone Customers
International Expansion
Strategic M&A

IronNet

Financial Highlights

Commentary

Memo: Fiscal Year Ends January 31; therefore, FY22 approximates CY21, FY23 approximates CY22, etc.

- Scaling and repeatable recurring revenue model
- Natural expansion within customers and Domes drives strong net retention
- High gross margins with falling cost structure
- Fully ramped sales force with rapidly expanding pipeline
- Efficient unit economics underpinned by unique "double flywheel"

FY Revenue



($ in millions)
FY21E – FY25E CAGR: 78%
$23
3
20
71%
$29
4
24
73%
$54
5
49
74%
$111
7
104
75%
$185
9
175
77%
$287
14
273
78%
Approx.
FY20A CY19
FY21E CY20
FY22E CY21
FY23E CY22
FY24E CY23
FY25E CY24
Software
Services
% Gross Margin

KPIs

5.1x
LTV / CAC Ratio in FY22E

74%
Gross Profit Margin FY22E

100%
Net Retention Rate FY22E

27
Cornerstone Customers

3.2
Average Contract Length (years)

Net Retention Rate



96%
100%
105%
110%
120%
Approx.
FY21E CY20
FY22E CY21
FY23E CY22
FY24E CY23
FY25E CY24

Note: Fiscal Year ends January 31.
Source: Management projections.

IronNet

Operational Benchmarking

Comparable High Growth Security and Data Analytics Companies

CY20E – CY22E Revenue CAGR[(1)]


FY21E-FY23E
Next-Gen Security Comparables
Median: 35%
Next-Gen Data Analytics Comparables
Median: 32%
96%
IronNet
30%
okta
34%
CLOUDFLARE
35%
zscaler
37%
CROWDSTRIKE
31%
C3.ai
32%
Palantir

CY21E Gross Profit Margin[(2)]


FY22E
Next-Gen Security Comparables
Median: 78%
Next-Gen Data Analytics Comparables
Median: 79%
74%
IronNet
78%
okta
78%
CLOUDFLARE
80%
zscaler
76%
CROWDSTRIKE
76%
C3.ai
82%
Palantir

Source: Management projections, comparable company SEC filings, FactSet as of March 5, 2021.

(1) IronNet FYE January 31; for IronNet, revenue growth represents FY21E – FY23E CAGR. For comparable companies, revenue growth represents CY20E – CY22E CAGR.

(2) IronNet FYE January 31; for IronNet, gross margin represents FY22E. For comparable companies, gross margin represents CY21E.

Valuation Benchmarking

Comparable High Growth Security and Data Analytics Companies

EV / CY21E Revenue[(1)]


EV / FY22E
Next-Gen Security Comparables
Median: 35.6x
Next-Gen Data Analytics Comparables
Median: 46.2x
17.1x
IronNet
29.4x
okta
36.8x
CLOUDFLARE
35.4x
zscaler
35.8x
CROWDSTRIKE
54.4x
C3.ai
37.9x
Palantir

EV / CY22E Revenue[(2)]


EV / FY23E
Next-Gen Security Comparables
Median: 27.1x
Next-Gen Data Analytics Comparables
Median: 34.9x
8.4x
IronNet
22.8x
okta
28.2x
CLOUDFLARE
27.0x
zscaler
27.3x
CROWDSTRIKE
40.6x
C3.ai
29.3x
Palantir

Source: Management projections, comparable company SEC filings, FactSet as of March 5, 2021.
(1) IronNet FYE January 31; for IronNet, revenue represents FY22E of $54.2mm. For comparable companies, revenue represents CY21E.
(2) IronNet FYE January 31; for IronNet, revenue represents FY23E of $110.8mm. For comparable companies, revenue represents CY22E.

Illustrative IronNet Transaction Value Bridge

Current valuation provides opportunistic entry point

Transaction Value | **Comparable Valuation Sensitivity Analysis**



$4.2 billion
$2.5 billion
$2.2 billion
$1.6 billion
$0.93 billion
~72%
Discount
~51%
Discount
Pro Forma
Enterprise Value
FY22 EV / Revenue (1)
30x – 40x
FY25 EV / Revenue (2)
15x – 25x

Methodology Applied

- Applies a range of multiples to 1-year forward and 4-year forward revenue
- Future Enterprise Value is discounted back at 20% to arrive at an implied discount to Enterprise Value

(1) IronNet FYE January 31; for IronNet, revenue represents FY22E of $54.2mm.
(2) IronNet FYE January 31; for IronNet, revenue represents FY25E of $287.5mm.

IronNet

Equity Ownership at Business Combination

$172.5mm cash-in-trust and a proposed $125mm PIPE

Sources and Uses

Sources of Funds	
IronNet Rollover Equity	$863.4
LGL Cash-in-Trust[(1)]	172.5
Cash from 3rd Party PIPE[(2)]	125.0
Total Sources of Funds	**$1,160.9**

Uses of Funds	
IronNet Rollover Equity	$863.4
Cash to Balance Sheet[(1)]	266.5
Estimated Fees & Expenses	31.0
Total Uses of Funds	**$1,160.9**

Pro Forma Enterprise Value Build[(2)]

	Initial Valuation
Illustrative Share Price	$10.00
Pro Forma Shares Outstanding	119.3
Implied Pro Forma Equity Value	**$1,193.2**
Less: Projected Net Cash at Close	(266.5)
Total Pro Forma Enterprise Value	**$926.7**
EV / FY22E Revenue[(4)]	*17.1x*

Pro Forma Shares and Ownership[(3)]

Pro Forma Ownership	Shares	%
Shares Issued to IronNet	86.3	*72.4%*
LGL Public Shareholders	17.3	*14.5%*
LGL Sponsor Shareholders	3.2	*2.7%*
PIPE Shareholders[(2)]	12.5	*10.5%*
Pro Forma Shares Outstanding	119.3	*100.0%*



PIPE Shareholders 10.5%
LGL Sponsor Shareholders 2.7%
LGL Public Shareholders 14.5%
Shares Issued to IronNet 72.4%

Note: All figures in millions except per share amounts.
(1) Assumes no SPAC investor redemptions.
(2) PIPE shareholders assuming a $10.00 per share investment price.
(3) Ownership does not give effect to 1.1 million deferred IronNet shares that price vest at $13.00 or, to 8.6 million public-shareholder out of the money warrants, or to 5.2 million sponsor out of the money warrants.
(4) IronNet FYE January 31; for IronNet, revenue represents FY22E of $54.2mm.

IronNet

Investment Highlights

Transforming Cybersecurity through Collective Defense

1. **Large and Rapidly Growing TAM**
IronNet addresses a market gap in detecting the most sophisticated threats and non-signature based attacks; highly actionable adjacent markets

2. **Transformational Platform**
IronNet's AI-driven behavioral analytics approach and intelligence correlation is redefining cybersecurity through Collective Defense

3. **Exceptional and Experienced Leadership**
IronNet's leadership combines technical knowledge, vision, and the ability to execute the Company's mission

4. **Compelling Financial Profile**
Financial profile reflective of rapid TAM penetration through superior product and unique, top-down sales motion

5. **Cybersecurity with a Mission**
IronNet is committed to protecting society through security for global industry, governments, and healthcare providers

IronNet

Appendix

Financial Plan – Fiscal Year Ends January 31

Memo: Fiscal Year Ends January 31; therefore, FY22 approximates CY21, FY23 approximates CY22, etc.

P&L Summary							($ in millions)
	For the 12 months ending January 31,						CAGR
	FY20A	FY21E	FY22E	FY23E	FY24E	FY25E	*'21E-25E*
Approximate Calendar Year	CY19	CY20	CY21	CY22	CY23	CY24	
Total Revenue	**$23.2**	**$28.9**	**$54.2**	**$110.8**	**$184.5**	**$287.5**	*77.5%*
% Growth	*18.7%*	*24.9%*	*87.2%*	*104.5%*	*66.5%*	*55.8%*	
Total Gross Profit	**$16.5**	**$21.2**	**$39.9**	**$82.8**	**$141.8**	**$224.9**	*80.5%*
% of Total Revenue	*71.2%*	*73.3%*	*73.7%*	*74.7%*	*76.8%*	*78.2%*	
Sales and Marketing	$17.4	$30.3	$34.1	$83.1	$124.5	$172.5	
% of Total Revenue	*75.2%*	*104.6%*	*62.9%*	*75.0%*	*67.5%*	*60.0%*	
Research and Development	25.5	31.1	35.2	55.4	73.8	93.4	
% of Total Revenue	*110.1%*	*107.3%*	*64.9%*	*50.0%*	*40.0%*	*32.5%*	
General and Administrative	21.0	17.4	18.6	35.5	46.1	57.5	
% of Total Revenue	*90.5%*	*60.0%*	*34.3%*	*32.0%*	*25.0%*	*20.0%*	
Total Operating Expenses	**$63.9**	**$78.7**	**$87.8**	**$173.9**	**$244.5**	**$323.4**	*42.4%*
% of Total Revenue	*275.9%*	*271.9%*	*162.1%*	*157.0%*	*132.5%*	*112.5%*	
Operating Income / (Loss) — EBITDA	**($47.4)**	**($57.5)**	**($47.9)**	**($91.2)**	**($102.7)**	**($98.5)**	
% of Total Revenue	*(204.7%)*	*(198.6%)*	*(88.5%)*	*(82.3%)*	*(55.7%)*	*(34.3%)*	
Free Cash Flow	**($49.8)**	**($38.2)**	**($27.9)**	**($57.5)**	**($61.3)**	**($41.5)**	
% of Total Revenue	*(215.0%)*	*(132.0%)*	*(51.5%)*	*(51.9%)*	*(33.2%)*	*(14.4%)*	

Source: Management projections.

What is Network Detection and Response?

What is NDR?

Network Detection and Response is a framework by which network traffic is monitored for threats, threats are analyzed and prioritized, and responses are developed

- **Monitor Network Traffic Across Multiple Data Sources**
- **Detect and Expose Threats**
- **Investigate Threats with Real-Time Insights**
- **Automate Threat Response**

IronDefense: Advanced NDR Platform

IronDefense improves visibility across the threat landscape while amplifying detection efficacy within the network environment. IronDefense gives security teams complete visibility, faster response, and advanced behavioral detection

Superior Behavioral Detection

IronDefense uses proven analytics based on machine learning and artificial intelligence techniques used in real-world defense against sophisticated cyber criminals and nation-state-level threat actors

Unparalleled Scalability

IronDefense scales from small companies to Fortune 100 companies to deliver unmatched detection of threats at enterprises of all sizes

Real-Time Visibility

IronDefense works with the IronDome Collective Defense solution to deliver dynamic, real-time visibility to threats targeting the supply-chain, industry, or region

End-To-End Visibility Across Environments

IronDefense leverages a broad range of cloud-deployed sensors for public/private cloud, virtual networks, and on-premise networks to help secure infrastructure and provide the flexibility to accommodate distributed teams